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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

   Date of Report                                           June 10, 2002



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                    000-24971             95-4079863
  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation)              File Number)        Identification No.)


                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 4.  CHANGE IN THE REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 10, 2002, the Board of Directors determined, upon the recommendation of its Audit Committee, to appoint Grant Thornton LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending June 30, 2002, replacing Arthur Andersen LLP, which the Company dismissed on the same date.

     The audit reports of Arthur Andersen LLP on the consolidated financial statements of the Company as of and for the fiscal year ended June 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two most recent fiscal years of the Company ended June 30, 2001 and 2000 and subsequent interim periods to the date hereof, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years of the Company ended June 30, 2001 and subsequent interim periods to the date hereof.

     During the two most recent fiscal years of the Company ended June 30, 2001 and the subsequent interim period to the date hereof, the Company did not consult with Grant Thornton LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     A copy of the press release issued by Contango on June 13, 2002 concerning the change of auditors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.               Description of Document
-----------       ----------------------------------------
   16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 11, 2002.
   99.1         Press release dated June 13, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CONTANGO OIL & GAS COMPANY

Date:  June 14, 2002                By:   /s/  KENNETH R. PEAK
                                          ------------------------------------
                                          Kenneth R. Peak
                                          President and Chief Executive Officer


Date:  June 14, 2002                By:   /s/  LESIA BAUTINA
                                          ------------------------------------
                                          Lesia Bautina
                                          Controller
                                          (Principal Accounting Officer)

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